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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 5, 2005

LUNA GOLD CORP.
(Exact name of Registrant as specified in its charter)

WYOMING	333-41516	98-0226032
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer ID)

475 West Georgia Street, Suite 920
Vancouver, British Columbia
Canada V6B 4M9
(Address of principal executive offices and Zip code)

(604) 689-7317
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE

The Registrant reports that, due to the lack of exploration success on its Chinese Joint Ventures, the board of directors for both the Xinlong and Xinan Joint Ventures, representing the Gongguo and Dongchuan projects respectively, have decided to terminate each of their respective joint ventures. The process of liquidating the assets of the joint ventures has begun and is being managed by Jun He law offices in Beijing. Accordingly, the Registrant will no longer be actively sourcing projects in China

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

	99.1	Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 5th day of August, 2005.

LUNA GOLD CORP.

BY:	/s/ Marcel de Groot
Marcel de Groot, Chief Financial Officer and a member of the Board of Directors.